SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 3

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /

                                 Amendment No. 4

                        (Check appropriate box or boxes.)

                                  The GKM Funds
               (Exact Name of Registrant as Specified in Charter)

                     11150 Santa Monica Boulevard, Suite 850
                          Los Angeles, California 90025
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 268-2605

                                 Timothy J. Wahl
                                GKM Advisers, LLC
                     11150 Santa Monica Boulevard, Suite 850
                          Los Angeles, California 90025
                     (Name and Address of Agent for Service)

                                  With copy to:
                              Donald S. Mendelsohn
                                Thompson Hine LLP
                          312 Walnut Street, 14th Floor
                             Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed  that this filing will become  effective:
/ /  immediately  upon filing pursuant to paragraph (b)
/X/ on December 1, 2004 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                [LOGO] GKM FUNDS


                                 GKM GROWTH FUND

              For Investors Seeking Long Term Capital Appreciation


                                   PROSPECTUS

                                DECEMBER 1, 2004


                        For information or assistance in
                        opening an account, please call:

                                 (888) GKM-9518
                                 (888) 456-9518

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



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TABLE OF CONTENTS
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RISK RETURN SUMMARY ....................................................   3
FEES AND EXPENSES OF THE FUND ..........................................   6
GENERAL ................................................................   7
HOW TO BUY SHARES ......................................................   7
HOW TO REDEEM SHARES ...................................................   9
DETERMINATION OF NET ASSET VALUE .......................................  11
DIVIDENDS, DISTRIBUTIONS AND TAXES .....................................  12
MANAGEMENT OF THE FUND .................................................  13
Financial highlights ...................................................  14
PRIVACY POLICY .........................................................  15
FOR MORE INFORMATION ...........................................  BACK COVER

RISK RETURN SUMMARY
================================================================================
INVESTMENT OBJECTIVE
The  investment   objective  of  the  GKM  Growth  Fund  is  long  term  capital appreciation.

PRINCIPAL STRATEGIES
The central premise of the Fund's investment style is "growth at a reasonable price" or "GARP." The Fund usually invests in a diversified portfolio of common stocks from small, medium and large capitalization companies. These are chosen through in-depth fundamental analysis of a company's financial reports and other public records. The adviser looks for stocks having all or some of the following characteristics:

     o    Strong earnings growth
     o    Reasonable valuations
     o    Quality management
     o    Financial strength and stability

Under normal circumstances, the Fund will invest primarily in common stocks. While it is anticipated that the Fund will invest across a range of industries, certain sectors are likely to be overweighted compared to others because the adviser seeks best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. At times, a portion of the Fund may be invested in companies with short operating histories, referred to as "new issuers." The Fund may sell a security when the adviser's research indicates that there has been deterioration in the company's fundamentals or growth potential.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The adviser's strategy may fail to produce the intended results.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o VOLATILITY RISK. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o STYLE RISK. The Fund invests in "growth stocks." The earnings growth rate of the companies in the Fund's portfolio may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o    SMALLER   COMPANY   RISK.  To  the  extent  the  Fund  invests  in  smaller
     capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o NEW ISSUER RISK. Investments in relatively new issuers may be more speculative because such companies are relatively unseasoned.

     o New issuers may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable.

     o    New issuers are often  involved in the  development  or marketing of a
          new  product  with  no  established   market,   which  could  lead  to
          significant losses.

     o New issuers are often smaller companies and, therefore, the "smaller company risk" described above often applies to new issuers.

OTHER RISKS.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund may not be appropriate for use as a complete investment program.

     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

HOW THE FUND HAS PERFORMED


The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

                              2002            2003
                              ----            ----
                            -13.40%          29.10%

      The Fund's year-to-date return through September 30, 2004 is 1.97%.

During the period shown in the bar chart, the highest return for a quarter was 12.90% during the quarter ended June 30, 2003 and the lowest return for a quarter was -12.68% during the quarter ended September 30, 2002.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be more or less than those shown.


AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                   ONE        SINCE INCEPTION
                                                   YEAR       (DEC. 28, 2001)
                                                  ------      ---------------
GKM GROWTH FUND
  Return Before Taxes ..........................  29.10%           5.71%
  Return After Taxes on Distributions...........  29.10%           5.71%
  Return After Taxes on Distributions
    and Sale of Fund Shares ....................  18.91%           4.87%

STANDARD & POOR'S 500 INDEX* (reflects no
  deduction for fees, expenses, or taxes).......  28.68%          -0.44%


* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES OF THE FUND
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These tables describe the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                NONE
Maximum Contingent Deferred Sales Charge (Load)                 NONE
Redemption Fee                                                  NONE*

* A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer.
     This fee is subject to change.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee1                                                1.40%
Distribution and/or Service (12b-1) Fees                        None
Other Expenses                                                 0.02%
                                                              ------
Total Annual Fund Operating Expenses                           1.42%



1 The adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 Year     3 Years     5 Years     10 Years
                  ------     -------     -------     --------
                   $145        $449        $776       $1,702

GENERAL
================================================================================
The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

HOW TO BUY SHARES
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INITIAL PURCHASE
The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $100. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Fund's adviser.

BY MAIL -- To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this prospectus)

o    a check made payable to the Fund

Mail the application and check to:


                   U.S. Mail:                         Overnight:
               GKM Growth Fund                     GKM Growth Fund
      c/o Ultimus Fund Solutions, LLC       c/o Ultimus Fund Solutions, LLC
               P. O. Box 46707                225 Pictoria Drive, Suite 450
         Cincinnati, Ohio  45246-0707           Cincinnati, Ohio  45246


BY WIRE -- You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Ultimus Fund Solutions, LLC, the Fund's transfer agent, at (888) 456-9518 to set up your account and obtain an account number. You must fax (or mail) the completed and signed application to the transfer agent before the money is wired. Then, provide your bank with the following information for purposes of wiring your investment:

    US Bank N.A.
    ABA #042000013
    Attn: GKM Growth Fund
    Account # 19945-7953
    Account Name _________________     (write in shareholder name)
    For the Account # ______________   (write in account number)

You must mail a signed application, on the same day the wire payment is made, to Ultimus Fund Solutions, LLC, the Fund's transfer agent, at the above address. Wire purchases are effected upon receipt of the purchase order in proper form. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the Fund receives the wired money. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. Presently the Fund does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future. Additional Investments You may purchase additional shares of the Fund in minimum amounts of $100 by mail or wire. Each additional mail purchase request must contain:

o        your name
o        the name of your account(s)
o        your account number(s)
o        the name of the Fund
o        a check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above. Before making additional investments by bank wire, please call the Fund at 888-456-9518 to alert the Fund that your wire is to be sent.

PURCHASES IN KIND
The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund's adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities and other factors which the Fund's adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's net asset value.

TAX SHELTERED RETIREMENT PLANS
Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA. Call the transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION
The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

HOW TO REDEEM SHARES
================================================================================
You may receive redemption payments in the form of a check or federal wire transfer. Presently there is a $15 fee for wire redemptions. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

BY MAIL -- You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         The GKM Funds
         c/o Ultimus Fund Solutions, LLC
         P. O. Box 46707 Cincinnati, Ohio 45246-0707

Your request for a redemption must include:

o    the Fund name and account number
o    account name(s) and address
o    the dollar amount or number of shares you wish to redeem
o the signature of the registered share owner in the exact name and any special capacity in which they are registered

Requests to sell shares are processed at the net asset value next calculated after the transfer agent receives your order in proper form. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the transfer agent.

The Fund requires that signatures be guaranteed if the redemption is more than $25,000, or if you want the check made payable to any person other than the shareholder(s) of record or sent to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. Signature guarantees are for the protection of shareholders. You can obtain one from most banks and securities dealers, but not from a notary public. Please call the transfer agent at (888) 456-9518 if you have questions. At the discretion of the Fund or the Fund's transfer agent, you may be required to furnish additional legal documents to ensure proper authorization.

BY TELEPHONE -- You may redeem any part of your account in the Fund by calling the transfer agent at (888) 456-9518. You must first complete the Telephone Privileges section of the investment application to institute this option. Telephone redemptions may be requested only if the proceeds are to be issued to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $5,000 or more may be transferred by wire or ACH to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires. Telephone privileges and account designations may be changed by sending the transfer agent a written request with all signatures guaranteed as described above. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

ADDITIONAL INFORMATION -- If you are not certain of the requirements for a redemption please call the transfer agent at (888) 456-9518. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. In addition, all shares of the Fund are subject to involuntary sale if the Board of Trustees determines to liquidate the Fund. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE
================================================================================
The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the fund.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================
DIVIDENDS AND DISTRIBUTIONS
The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.


In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND
================================================================================

GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, CA 90025 , serves as investment adviser to the Fund. Founded in January of 2000, the adviser's clients consist primarily of high net worth individuals. As of September 30, 2004, the adviser had approximately $558 million under management. As co-portfolio managers, Jed M. Cohen and Timothy J. Wahl have been primarily responsible for the day-to-day management of the Fund since its inception.


Mr. Cohen has been chief investment strategist of the adviser since January 2000. His career has been devoted to stock research and long term economic forecasting. Prior experience includes 21/2 years (from January 2000 to July
2003) as Senior Managing Director at Gerard Klauer Mattison & Co., ten years (from May 1989 to December 1999) as Senior Managing Director at Gruntal & Co., fourteen years as a Limited Partner at Bear, Stearns & Co., and nine years as a General Partner at Kleiner, Bell & Co. In the mid-1960's, Mr. Cohen was associated with members of the President's Council of Economic Advisors where he spent several years exchanging ideas on economic outlook, taxation, the Federal Reserve System, and other matters of national fiscal and monetary policy.

Mr. Wahl assisted in the formation of the adviser in January of 2000. Prior to joining the firm, he spent three years (from July 1997 to January 2000) operating Wahl Financial, his own money management firm. Mr. Wahl has five years experience as an over the counter market maker in Southern California, first with Gruntal Securities, then with Cruttenden Roth. He received his CPA credentials while working at Deloitte & Touche, Los Angeles where he spent three years auditing businesses and mutual funds. Mr. Wahl earned a B.S. in Accounting at California State University at Dominguez Hills. Mr. Wahl spent two years pitching for the Milwaukee Brewers organization.


For the fiscal year ended July 31, 2004, the Fund paid the adviser a fee equal to the annual rate of 1.40% of the Fund's average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage; taxes; borrowing costs such as interest and dividend expense on securities sold short; fees and expenses of non-interested person trustees; extraordinary expenses; and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Financial Highlights
================================================================================

The Financial Highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available without charge upon request.

Per Share Data and Ratios for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               YEAR         YEAR       PERIOD
                                               ENDED        ENDED       ENDED
                                              JULY 31,     JULY 31,    JULY 31,
                                                2004         2003      2002(a)
                                            ---------    ---------   ---------
Net asset value at beginning of period ..   $    9.78    $    8.56   $   10.00
                                            ---------    ---------   ---------

Income (loss) from investment operations:
  Net investment loss ...................       (0.05)       (0.04)      (0.01)
  Net realized and unrealized gains
    (losses) on investments .............        1.30         1.26       (1.43)
                                            ---------    ---------   ---------
Total from investment operations ........        1.25         1.22       (1.44)
                                            ---------    ---------   ---------
Net asset value at end of period ........   $   11.03    $    9.78   $    8.56
                                            =========    =========   =========


Total return ............................       12.78%       14.25%  (14.40)%(b)
                                            =========    =========   =========


Net assets at end of period .............$ 22,652,243  $13,954,694   $7,240,624
                                         ============  ===========   ==========



Ratio of expenses to average net assets .        1.42%        1.43%     1.46%(c)

Ratio of net investment loss to average
 net assets..............................      (0.56)%      (0.49)%   (0.72)%(c)
Portfolio turnover rate .................           8%           5%        1%(c)


(a) Represents the period from the commencement of operations (December 28, 2001) through July 31, 2002.

(b)  Not annualized.

(c)  Annualized.

                                 PRIVACY POLICY
================================================================================

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

WHAT TYPE OF INFORMATION DOES THE FUND COLLECT? The Fund collects nonpublic personal information ("Information") directly from you when you become a shareholder. For example, the Fund will retain any Information that you provide during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or the third parties that perform services on its behalf. The Fund also will have access to Information about your shareholder account, such as account balances and transaction activity.

HOW DOES THE FUND USE THE INFORMATION IT COLLECTS? The Fund uses all of the Information that it collects (as described above) to provide you with the financial products and services that you request and to fulfill legal and regulatory requirements. The Fund may share your Information with affiliated and unaffiliated persons, including service providers or other third parties that
(i) provide business services to, or on behalf of, the Fund; (ii) facilitate the processing of transactions that you request; (iii) assist the Fund in servicing your account or offering products and services to you. The Fund may disclose your Information when we believe disclosure is required by law or to protect the Fund's rights or property. For example, we may disclose your Information for audit or research purposes, to attorneys or other professionals, or to law enforcement and regulatory agencies. The Fund also may share personal information with your designated agent or other parties that you authorize.

HOW DOES THE FUND PROTECT YOUR INFORMATION? The Fund restricts access to your Information to those persons that need the Information to perform the services described above. The Fund also maintains physical, electronic and procedural safeguards that comply with federal standards to guard your Information.

WHO DOES THIS PRIVACY NOTICE APPLY TO? This privacy notice applies to individual shareholders (and former shareholders) who use the Fund primarily for personal, family or household purposes. The examples contained in this privacy notice are illustrations and are not intended to be comprehensive. This notice complies with recently enacted federal law and SEC regulations regarding privacy. You may have additional rights under other foreign or domestic laws that may apply to you.


OPT-OUT PROVISIONS. It is not a policy of the Fund to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service shareholder accounts or is mandated by law, there are no allowances made for shareholders to opt out.


WHO SHOULD I CONTACT IF I WANT MORE INFORMATION? Please contact the Fund at 888-456-9518 if you have any questions regarding this privacy policy.

================================================================================

                               INVESTMENT ADVISER
                                GKM Advisers, LLC
                          11150 Santa Monica Boulevard
                                    Suite 850
                          Los Angeles, California 90025

                              SHAREHOLDER SERVICES
                                 (888) GKM-9518
                                 (888) 456-9518

                              FOR MORE INFORMATION
================================================================================
Several additional sources of information are available to you upon request. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. The Fund publishes annual and semi-annual reports that contain additional information on the Fund's investments. The annual report contains management's discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Call the Fund at (888) 456-9518 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       Investment Company Act #811-10529

================================================================================

                                 GKM GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2004

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the GKM Growth Fund dated December 1, 2004. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2004 (the "Annual Report"). A free copy of the Prospectus or the Annual Report can be obtained by writing to The GKM Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-888-456-9518.


TABLE OF CONTENTS                                                          PAGE
================================================================================
DESCRIPTION OF THE TRUST AND THE FUND......................................  2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS...........................................................  2

INVESTMENT LIMITATIONS.....................................................  5

THE INVESTMENT ADVISER ....................................................  8

TRUSTEES AND OFFICERS...................................................... 10

PORTFOLIO TRANSACTIONS AND BROKERAGE....................................... 12

DETERMINATION OF NET ASSET VALUE........................................... 14

ADDITIONAL TAX INFORMATION................................................. 15

PROXY VOTING POLICIES AND PROCEDURES....................................... 17

PRINCIPAL SECURITY HOLDERS................................................. 18

CUSTODIAN.................................................................. 18

FUND SERVICES.............................................................. 18

ACCOUNTANTS................................................................ 19

DISTRIBUTOR................................................................ 19

FINANCIAL STATEMENTS....................................................... 19

APPENDIX A -PROXY VOTING POLICIES AND PROCEDURES........................... 20

DESCRIPTION OF THE TRUST AND THE FUND

     The GKM Growth Fund (the "Fund") was organized as a diversified series of The GKM Funds (the "Trust") on October 2, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is GKM Advisers, LLC (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

A. EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR), State Street Capital Markets, LLC (Fortune e-50, Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs).

B. REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

C. OPTION TRANSACTIONS - The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

D. LOANS OF PORTFOLIO SECURITIES - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets.

SHORT SALES - The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.


     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.


     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to the Fund and are "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is GKM Advisers, LLC, 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025 (the "Adviser"). Jed M. Cohen owns all outstanding interests in the Adviser, and therefore is deemed to control the Adviser.


     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the trustees who are not interested persons of the Trust (the "Independent Trustees"), 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of the average daily net assets of the Fund. During the fiscal periods ended July 31, 2004, 2003 and 2002, the Fund paid fees of $269,270, $143,046 and $20,951, respectively, to the Adviser.

     Unless sooner terminated, the Management Agreement shall continue in effect through September 2005, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Management Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Management Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 and the rules thereunder.


     The Management Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The Adviser retains the right to use the name "GKM" in connection with any other investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "GKM" automatically ceases upon termination of the Management Agreement and may be withdrawn by the Adviser on ninety days' written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Evaluation of Management Agreement by the Board of Trustees
-----------------------------------------------------------

     On September 21, 2004, the Board of Trustees, including those Independent Trustees present at the meeting, by vote cast in person, approved the Management Agreement for an additional one year term..

     In making the determination to approve the Management Agreement for additional one year term, the Board of Trustees carefully evaluated information the Trustees deemed necessary to enable them to determine that the Management Agreement would be in the best interests of the Fund and its shareholders.

     The Trustees' evaluation of the quality of the Adviser's services took into account, among other things, knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both current and long-term investment performance of the Fund were considered. The Fund's current and long-term performance was compared to its performance benchmark and to that of comparable funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the services provided by the Adviser, including its in-house research capabilities and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Management Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of comparable funds and other funds with similar investment objectives. In evaluating the Fund's advisory fees, the Trustees also took into account the Fund's investment program and quality of the investment management of the Fund.

     The Independent Trustees determined that: (i) based on the long-term performance of the Fund, they believe the Adviser has provided high quality services; (ii) the Fund's overall expense ratio is at, or below, the current average for similar size funds investing in similar types of securities; (iii) the Adviser's management fee, though higher than the average for funds investing in similar types of securities, when coupled with the Adviser's commitment to pay most of the Fund's operating expenses (excluding a few limited expenses) provides shareholders a reasonable and competitive cost structure; and (iv) the Fund and its shareholders have realized benefits from the Fund's unitary fee arrangement with the Adviser. The Independent Trustees also reviewed reports prepared by the Adviser detailing the Adviser's financial commitment to the Fund, noting that the Adviser has yet to realize a profit for its services to the Fund. Based on the foregoing considerations, the Independent Trustees concluded that the advisory fees of the Fund were fair and reasonable and determined that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement for an additional annual period.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:


                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                               PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF       POSITION(S) HELD   PAST 5 YEARS AND DIRECTORSHIPS OF     OVERSEEN BY
        NAME, ADDRESS AND AGE             TIME SERVED         WITH TRUST            PUBLIC COMPANIES                  TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

*Timothy J. Wahl                             Since             President      President and Managing Director of         1
11150 Santa Monica Boulevard              October 2001        and Trustee     GKM Advisers, LLC.  From January
Suite 850                                                                     2000 to July 2003, President and
Los Angeles, California 90025                                                 Investment Committee member of GKM
Year of birth: 1965                                                           Advisers, Inc.  Prior to January
                                                                              2000, sole proprietor of Wahl
                                                                              Financial (investment advisory
                                                                              firm).

INDEPENDENT TRUSTEES:

Darrin F. DelConte                           Since              Trustee       Executive Vice President of                1
11150 Santa Monica Boulevard             December 2001                        Pacific Marine Maintenance Co.
Suite 850                                                                     (marine maintenance company).
Los Angeles, California 90025
Year of birth: 1966

Christopher M. Leggio                        Since              Trustee       Vice President of Mark Christopher         1
11150 Santa Monica Boulevard               June 2002                          Auto Center (automobile
Suite 850                                                                     dealership).  Director of Golden
Los Angeles, California 90025                                                 State Business Bank.
Year of birth: 1965


                                                        10




Nicholas G. Tonsich                          Since              Trustee       Partner in Glaser, Tonsich and             1
11150 Santa Monica Boulevard             December 2001                        Brajevich LLP (law firm).
Suite 850
Los Angeles, California 90025
Year of birth: 1961

EXECUTIVE OFFICERS:

Robert G. Dorsey                             Since          Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450            December 2001                        Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC.
Year of birth: 1957

Mark J. Seger                                Since             Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450          December 2001                          Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC.
Year of birth: 1962

David L. Kahn                                Since           Secretary and    Operations Manager of GKM
11150 Santa Monica Boulevard              October 2001     Chief Compliance   Advisers, LLC.  From January 2000
Suite 850                                                       Officer       to July 2003, Branch Manager with
Los Angeles, California 90025                                                 Gerard Klauer & Mattison & Co.,
Year of birth: 1957                                                           Inc. (broker-dealer).  From July
                                                                              1999 to January 2000, Assistant
                                                                              with Wahl Financial.


* Timothy J. Wahl is an affiliated person of GKM Advisers, LLC, the Fund's investment adviser, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. DelConte, Leggio and Tonsich are the members of the Audit Committee. The Audit Committee held two meetings during the fiscal year ended July 31, 2004. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2003.

                             Dollar Range of             Aggregate Dollar
                           Fund Shares Owned       Range of Shares of All Funds
Name of Trustee                by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------
Timothy J. Wahl              Over $100,000                Over $100,000
Independent Trustees:
Darrin F. DelConte          $10,000-$50,000              $10,000-$50,000
Christopher M. Leggio         Over $100,000               Over $100,000
Nicholas G. Tonsich              None                          None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund an annual fee of $1,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides the amount of compensation paid by the Fund during the fiscal year ended July 31, 2004 to each of the Trustees:

                                                                                                    Total Compensation
                                         Aggregate             Pension or       Estimated Annual      Paid for Service
                                   Compensation Paid for       Retirement         Benefits Upon        to the Fund and
Trustee                             Service to the Fund     Benefits Accrued       Retirement           Fund Complex
-------------------------------------------------------------------------------------------------------------------------
Timothy J. Wahl                             None                  None                None                  None

Darrin F. DelConte                         $1,000                 None                None                 $1,000

Christopher M. Leggio                      $1,000                 None                None                 $1,000

Nicholas G. Tonsich                        $1,000                 None                None                 $1,000

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR DISTRIBUTOR2
This information is provided as of December 31, 2003.

=========================================================================================================================
         (1)                  (2)                (3)                 (4)                (5)                 (6)
=========================================================================================================================
   NAME OF TRUSTEE    NAME OF OWNERS AND   NAME OF COMPANY    TITLE OF CLASS OF       VALUE OF       PERCENT OF CLASS
                       RELATIONSHIPS TO                           SECURITY           SECURITIES
                            TRUSTEE
=========================================================================================================================
Darrin F. DelConte            N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Christopher M. Leggio         N/A                N/A                 N/A                NONE                N/A
=========================================================================================================================
Nicholas G. Tonsich           N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
1    GKM Advisors, LLC
2    Ultimus Fund Distributors, LLC


 PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. During the fiscal periods ended July 31, 2004, 2003 and 2002, the Fund paid brokerage commissions of $7,612, $6,610 and $8,147, respectively.


     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of such research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Management Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions. However, an affiliate may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

     The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

     The Management Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.


     During the fiscal year the Fund paid brokerage commissions of $2,115 to Samuels Chase & Co., Inc., an affiliated broker-dealer. During such year,
Samuels Chase & Co., Inc. received 27.8% of the Fund's aggregate brokerage commissions for effecting 28.6% of the aggregate dollar amount of transactions involving brokerage commissions.

     Prior to July 3, 2003, the Adviser was affiliated with Gerard Klauer Mattison & Co., Inc. During the fiscal periods ended July 31, 2003 and 2002, the Fund paid brokerage commissions to Gerard Klauer Mattison & Co., Inc. of $550 and $5,230, respectively.

     During the fiscal year ended July 31, 2004, the Fund purchased common stock issued by the parent company of Bear, Stearns & Co., Inc. (the market value of which was $417,100 as of July 31, 2004). Bear, Stearns & Co., Inc. is one of the Trust's "regular broker-dealers" as defined by the Investment Company Act of 1940.


     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Securities and Exchange Commission.

DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ADDITIONAL TAX INFORMATION

     The Fund has qualified and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2004, the Fund had capital loss carryforwards of $344,454, of which $2,590 expire on July 31, 2011 and $341,864 expires July 31, 2012. In addition, the Fund had net realized capital losses of $116,691 during the period November 1, 2003 through July 31, 2004, which are treated for federal income tax purposes as arising during the Fund's tax year ending July 31, 2005. The capital loss carryforward and "post-October" losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES


     The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust's policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser's Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Fund's portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30,

2004 is available without charge upon request by calling 1-888-456-9518, or on the SEC's website at http://www.sec.gov.


PRINCIPAL SECURITY HOLDERS

     As of November 10, 2004, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 55.75% of the outstanding shares of the Fund. Charles Schwab & Co., Inc., a Delaware corporation, may be deemed to control the Fund because it owns of record more than 25% of the Fund's outstanding shares.

     As of November 10, 2004, the Trustees and officers of the Trust as a group owned of record or beneficially 1.3% of the outstanding shares of the Fund.


CUSTODIAN

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Adviser a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Adviser pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

ACCOUNTANTS

     The firm of Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the Fund's independent public accountants for the fiscal year ending July 31, 2005. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.


FINANCIAL STATEMENTS

         The financial statements of the Fund, which have been audited by Tait, Weller & Baker, are incorporated herein by reference to the Annual Report of the Fund dated July 31, 2004.

                                                                      Appendix A


                                  THE GKM FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003
                           AMENDED NOVEMBER 16, 2004)


     Pursuant to rules established by the Securities and Exchange Commission (the "Commission"), under the Investment Company Act of 1940, as amended, the Board of Trustees of The GKM Funds (the "Trust") has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the "Funds").

     Each Fund exercises its proxy voting rights with regard to the companies in the Fund's investment portfolio, with the goals of maximizing the value of the Fund's investments, promoting accountability of a company's management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company's business and operations.

     In general, the Board of Trustees of the Trust believes that each Fund's investment adviser (the "Adviser"), which selects the individual companies that are part of the Fund's portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Adviser to make decisions on casting proxy votes.

     In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Audit Committee of the Board of Trustees to enable the Committee to make a voting decision. When the Audit Committee is required to make a proxy voting decision, only the Committee members without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

         A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust's toll-free telephone number at (888) 456-9518, and will be made available on the Commission's website at http://www.sec.gov. The Trust will send a copy of the Trust's Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

     Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the "1940 Act"), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 1/2% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

     o when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

          o    seek instruction from the Fund's  shareholders with regard to the
               voting  of  all  proxies  and  vote  in   accordance   with  such
               instructions, or

          o vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

                                GKM ADVISERS, LLC

                      PROXY VOTING POLICIES AND PROCEDURES
                             (ADOPTED JUNE 25, 2003
                           AMENDED NOVEMBER 16, 2004)

                                  Proxy Voting

POLICY

GKM Advisers, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

GKM Advisers, LLC has contracted with ADP to receive proxy materials and vote proxies electronically via ADP's ProxyEdge, a browser-based proxy voting system.

David Kahn has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURES

     o All employees will forward any proxy materials received on behalf of clients to David Kahn;
     o David Kahn will determine which client accounts hold the security to which the proxy relates;
     o Absent material conflicts, David Kahn will determine how GKM Advisers, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.
     o GKM Advisers, LLC will provide in its Disclosure Document a summary of this proxy voting policy including a statement that clients may request information regarding how GKM Advisers, LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.
     o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to David Kahn.
     o In response to any request David Kahn will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how GKM Advisers, LLC voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

In the absence of specific voting guidelines from the client, GKM Advisers, LLC will vote proxies in the best interests of each particular client. Because votes will be cast in a manner consistent with each client's best economic interests, it is anticipated that all proxies from a specific issuer will be voted the same way for all clients absent qualifying restrictions from a particular client. Clients are permitted to place reasonable restrictions on GKM Advisers, LLC's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

     o GKM Advisers, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
     o GKM Advisers, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
     o In reviewing proposals, GKM Advisers, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

CONFLICTS OF INTEREST

GKM Advisers, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of GKM Advisers, LLC with the issuer of each security to determine if GKM Advisers, LLC or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, David Kahn will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

GKM Advisers, LLC will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

David Kahn shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

     o    These policies and procedures and any amendments;
     o Proxy Statements, Annual Reports, and Proposals received regarding client securities;
     o    A record of each vote that GKM Advisers, LLC casts;
     o Any document GKM Advisers, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

     o A copy of each written request from a client for information on how GKM Advisers, LLC voted such client's proxies, and a copy of any written response.

Mr. Kahn may rely on proxy statements filed on the SEC EDGAR system instead of keeping his own copies.

CLIENT INFORMATION


A copy of these Proxy Voting Policies and Procedures is available to our clients, upon request, by calling (310) 268-2606, and on our website at http://www.gkmadvisers.com. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

================================================================================


                                  THE GKM FUNDS

                                 GKM GROWTH FUND








                                  ANNUAL REPORT
                                  July 31, 2004











      INVESTMENT ADVISER                                   ADMINISTRATOR
      ------------------                                   -------------
      GKM ADVISERS, LLC                            ULTIMUS FUND SOLUTIONS, LLC
 11150 Santa Monica Boulevard                            P.O. Box 46707
          Suite 850                                Cincinnati, Ohio 45246-0707
Los Angeles, California 90025                            1.888.GKM.9518



================================================================================

                                                                  September 2004

Dear Shareholders:

As we close the 2004 fiscal year, I would like to thank you for joining us as shareholders of the GKM Growth Fund. All of us at GKM Advisers continue to share a common goal - helping our clients realize their financial objectives through the LONG-TERM COMPOUNDING OF CAPITAL BY INVESTING IN OUTSTANDING COMPANIES AND MAINTAINING LOW PORTFOLIO TURNOVER.

GKM GROWTH FUND PERFORMANCE AND SUMMARY
---------------------------------------

For the fiscal year ended July 31, 2004, the S&P 500 Index advanced 13.2%, while the GKM Growth Fund gained 12.8%. From the Fund's inception date of December 28, 2001 to July 31, 2004, the Fund gained a cumulative 10.3% versus a gain for the S&P 500 Index of 0.3%.

Over the last twelve months the best performing sectors in the S&P 500 were Energy and Utilities, gaining 40% and 21% respectively. As of July 31, 2004 the GKM Growth Fund held approximately 1% of the portfolio in the Energy and Utilities sectors. While these sectors outperformed the more traditional growth industries, the GKM Growth Fund still outperformed the average large-cap growth fund (as reported by Lipper Inc.) during the fiscal year. Our largest concentrations were in Information Technology, Healthcare, and Consumer Discretionary, 28%, 23%, and 13% respectively.

Our goal at GKM Advisers is essentially the long-term compounding of investment capital in order to create REAL AFTER-TAX PURCHASING POWER. We invest in companies with consistent revenue growth, positive cash flows, solid balance sheets, and a TRULY SUSTAINABLE COMPETITIVE ADVANTAGE. We attempt to mitigate risk by owning more than eighty stocks, nine of the ten S&P industry sectors, and diversifying among small, medium and large capitalization companies.

In 2004, our annual portfolio turnover ratio was 8%, compared to the average turnover ratio for large-cap growth funds in excess of 100% (as reported by Morningstar). Our ability to maintain low portfolio turnover and consistent long-term growth demonstrates the power of investing wisely from inception. Low portfolio turnover minimizes costs associated with trading and is the result of our extensive research and disciplined approach to investing.

MARKET AND ECONOMIC OUTLOOK
---------------------------

At the beginning of this year, few investors forecast that the F.O.M.C. (Federal Open Market Committee) would raise interest rates. Weak jobs numbers and modest levels of inflation kept bond yields steady. To the market's surprise, bonds declined sharply in the second quarter of 2004, creating one of their worst three-month periods in over a decade.

The U.S. economy and job market that appeared weak were actually strengthening. The twelve months ending in March 2004 showed faster U.S. economic growth than any four quarters in the 1990's, and stronger than any comparable period dating back to 1984. With U.S. short-term interest rates at their lowest levels in forty-six years, this "easy money" policy fueled a large mortgage refinancing surge and consumer credit boom. This explosive growth spurred the F.O.M.C. to raise the federal funds base-lending rate from 1% to 1.5%.

We believe that geopolitical uncertainties surrounding the Middle East, Iraq, and the U.S. presidential election will continue to weigh on investor sentiment. We believe the foundations for continued U.S. growth are in place. Robust business profits, accommodative fiscal and monetary policy, excellent corporate liquidity, low inventories, above average productivity gains, and an unemployment rate of 5.4 % all point to positive economic results moving forward. We remain confident in the strength of capitalism, our economy, and common stocks remaining the asset class of choice for the long-term growth of capital.

FINAL COMMENTS
--------------

We welcome the opportunity to speak with you, our shareholders, should you have any questions or comments regarding the GKM Growth Fund. Please feel free to contact us via our web site at WWW.GKMADVISERS.COM or give us a call at (888) 456-9518.


Sincerely,

Timothy J. Wahl, CPA
President
GKM Advisers






THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT OUR WEBSITE OR CALL THE TOLL-FREE NUMBER ABOVE.

                                GKM GROWTH FUND

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GKM GROWTH FUND
                     VERSUS THE STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]


              GKM GROWTH FUND                         S&P 500 INDEX
              ---------------                         -------------

    12/28/2001               $10,000     12/28/2001                $10,000
     1/31/2002    -2.00%       9,800      1/31/2002     -1.46%       9,854
     4/30/2002    -3.77%       9,700      4/30/2002     -6.06%       9,420
    10/31/2002     8.84%       8,620     10/31/2002      8.80%       7,816
     1/31/2003    -1.73%       8,510      1/31/2003     -2.62%       7,586
     4/30/2003     8.05%       9,130      4/30/2003      8.24%       8,166
     7/31/2003     2.52%       9,780      7/31/2003      1.76%       8,859
    10/31/2003     7.21%      10,700     10/31/2003      5.66%       9,442
     1/31/2004     1.52%      11,350      1/31/2004      1.84%      10,208
     4/30/2004    -1.77%      11,100      4/30/2004     -1.57%      10,034
     7/31/2004    -5.40%      11,030      7/31/2004     -3.31%      10,026


Past performance is not predictive of future performance.


          ----------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*
                       (FOR PERIODS ENDED JULY 31, 2004)

                                      1 YEAR        SINCE INCEPTION**
                                      ------        -----------------
                GKM GROWTH FUND       12.78%              3.86%
                S&P 500               13.17%              0.10%
          ----------------------------------------------------------------

*    The total  returns  shown do not  reflect  the  deduction  of taxes  that a shareholder  would  pay on fund  distributions  or the  redemption  of fund shares.
**   Initial public offering of shares was December 28, 2001.

                        GKM GROWTH FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                              AS OF JULY 31, 2004


[GRAPHIC OMITTED]

                                        GKM GROWTH        S&P 500
                                           FUND            INDEX
                                   ----------------------------------
Energy                                     0.6%             7.1%
Materials                                  6.8%             3.0%
Industrials                               18.5%            11.6%
Consumer Discretionary                    12.8%            10.8%
Consumer Staples                           4.2%            11.0%
Health Care                               23.1%            13.3%
Financials                                 3.5%            20.5%
Information Technology                    27.6%            16.3%
Telecommunication Services                 1.3%             3.6%
Utilities                                  0.0%             2.8%
Money Market                               1.6%             0.0%



                        GKM GROWTH FUND TOP TEN HOLDINGS
                                 TOP 10 HOLDINGS
                                 (JULY 31, 2004)

      SECURITY DESCRIPTION                                   % OF NET ASSETS
--------------------------------------------------------------------------------
Microsoft Corporation                                              3.1%
Harman International Industries, Inc.                              3.0%
Scotts Company (The) - Class A                                     2.3%
Trimble Navigation Ltd.                                            2.2%
Medtronic, Inc.                                                    2.2%
QUALCOMM, Inc.                                                     2.0%
Novartis AG                                                        2.0%
International Business Machines Corporation                        1.9%
Avery Dennison Corporation                                         1.9%
Meredith Corporation                                               1.9%

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2004
--------------------------------------------------------------------------------

ASSETS
Investments in securities:
   At acquisition cost                                           $  19,351,007
                                                                   ===========
   At value (Note 1)                                             $  22,694,397
Dividends receivable                                                     3,843
Receivable for capital shares sold                                      21,021
Other assets                                                               248
                                                                   -----------
      Total Assets                                                  22,719,509
                                                                   -----------

LIABILITIES
   Payable for investment securities purchased                          38,156
   Accrued investment advisory fees (Note 3)                            26,853
   Accrued trustees' fees                                                2,257
                                                                   -----------
      Total Liabilities                                                 67,266
                                                                   -----------

NET ASSETS                                                       $  22,652,243
                                                                   ===========

Net assets consist of:
   Paid-in capital                                               $  19,769,998
   Accumulated net realized losses from
    security transactions                                             (461,145)
   Net unrealized appreciation on investments                        3,343,390
                                                                   -----------
Net assets                                                       $  22,652,243
                                                                   ===========

Shares of beneficial interest outstanding (unlimited
 number of shares authorized, no par value)                          2,052,875
                                                                   ===========

Net asset value, redemption price and offering price
 price per share (Note 1)                                              $ 11.03
                                                                   ===========



See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDING JULY 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (Net of foreign tax of $921)                          $   164,328
                                                                   -----------

EXPENSES
   Investment advisory fees (Note 3)                                   269,270
   Trustees' fees                                                        3,009
                                                                   -----------
      TOTAL EXPENSES                                                   272,279
                                                                   -----------

NET INVESTMENT LOSS                                                   (107,951)
                                                                   -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                     (222,103)
   Net change in unrealized appreciation/depreciation
    on investments                                                   2,140,164
                                                                   -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                     1,918,061
                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,810,110
                                                                   ===========


See accompanying notes to financial statements.


GKM FUNDS
GKM GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                      YEAR                 YEAR
                                                                      ENDED                ENDED
                                                                     JULY 31,             JULY 31,
                                                                      2004                 2004
                                                                    --------             ---------
FROM OPERATIONS
   Net investment loss                                            $  (107,951)         $   (50,433)
   Net realized losses from security transactions                    (222,103)            (236,446)
   Net change in unrealized appreciation/depreciation
    on investments                                                  2,140,164            1,812,038
                                                                  -----------          -----------
Net increase in net assets resulting from operations                1,810,110            1,525,159
                                                                  -----------          -----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        8,075,822            6,201,541
   Payments for shares redeemed                                    (1,188,383)          (1,012,630)
                                                                  -----------          -----------
Net increase in net assets from capital share transactions          6,887,439            5,188,911
                                                                  -----------          -----------

TOTAL INCREASE IN NET ASSETS                                        8,697,549            6,714,070

NET ASSETS
Beginning of year                                                  13,954,694            7,240,624
                                                                  -----------          -----------
End of year                                                       $22,652,243          $13,954,694
                                                                  ===========          ===========

CAPITAL SHARE ACTIVITY
Sold                                                                  733,367              699,441
Redeemed                                                             (107,194)            (118,489)
                                                                  -----------          -----------
Net increase in shares outstanding                                    626,173              580,952
Shares outstanding, beginning of year                               1,426,702              845,750
                                                                  -----------          -----------
Shares outstanding, end of year                                     2,052,875            1,426,702
                                                                  ===========          ===========


See accompanying notes to financial statements.


GKM FUNDS
GKM GROWTH FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------
                                                     YEAR               YEAR              PERIOD
                                                     ENDED              ENDED             ENDED
                                                    JULY 31,           JULY 31,           JULY 31,
                                                     2004               2003              2002(a)
                                                ---------------------------------------------------
Net asset value at beginning of period          $      9.78        $      8.56        $     10.00
                                                --------------     --------------     -------------

Income (loss) from investment operations:
   Net investment loss                                (0.05)             (0.04)            (0.01)
   Net realized and unrealized gains (losses)
    on investments                                     1.30               1.26             (1.43)
                                                --------------     --------------     -------------
Total from investment operations                       1.25               1.22             (1.44)
                                                --------------     --------------     -------------

Net asset value at end of period                $     11.03        $      9.78        $     8.56
                                                ==============     ==============     =============

Total return                                          12.78%             14.25%         (14.40)%(b)
                                                ==============     ==============     =============

Net assets at end of period                     $22,652,243        $13,954,694        $7,240,624
                                                ==============     ==============     =============

Ratio of expenses to average net assets                1.42%              1.43%            1.46%(c)

Ratio of net investment loss to average
 net assets                                           (0.56)%           (0.49)%           (0.72)(c)

Portfolio turnover rate                                   8%                 5%               1%(c)


(a) Represents the period from the commencement of operations (December 28, 2001) through July 31, 2002.

(b)  Not annualized.

(c)  Annualized.


See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2004
--------------------------------------------------------------------------------

     SHARES                                                        VALUE
----------------                                                -----------
           COMMON STOCKS -  98.6%
           AIR FREIGHT AND COURIERS - 2.5%
   3,000   FedEx Corporation                                    $   245,640
   4,500   United Parcel Service, Inc. - Class B                    323,820
                                                                -----------
                                                                    569,460
                                                                -----------

           AUTO COMPONENTS - 1.2%
   3,500   Magna International, Inc. - Class A                      281,750
                                                                -----------

           BANKS - 0.7%
   2,800   Wells Fargo & Company                                    160,748
                                                                -----------

           BEVERAGES - 0.6%
   2,475   Anheuser-Busch Companies, Inc.                           128,453
                                                                -----------

           BIOTECHNOLOGY - 5.0%
   4,000   Amgen, Inc.*                                             227,520
   5,750   Biogen Idec, Inc.*                                       345,000
   5,000   Dionex Corporation*                                      235,950
   2,000   Genzyme Corporation*                                     102,560
   4,000   ICOS Corporation*                                         96,240
  11,000   ID Biomedical Corporation*                               117,370
                                                                -----------
                                                                  1,124,640
                                                                -----------


           CHEMICALS - 5.9%
   5,000   Engelhard Corporation                                    147,000
   9,000   International Flavors & Fragrances, Inc.                 328,860
   8,500   Scotts Company (The) - Class A*                          518,500
   6,000   Sigma-Aldrich Corporation                                344,640
                                                                -----------
                                                                  1,339,000
                                                                -----------

           COMMERCIAL SERVICES AND SUPPLIES - 8.6%
   3,100   Automatic Data Processing, Inc.                          130,138
   7,000   Avery Dennison Corporation                               423,990
   5,000   Deluxe Corporation                                       220,250
   5,000   Ecolab, Inc.                                             152,500
   5,250   Graco, Inc.                                              165,270
  10,000   Pitney Bowes, Inc.                                       422,000
  15,000   Waste Management, Inc.                                   422,100
                                                                -----------
                                                                  1,936,248
                                                                -----------

           COMMUNICATIONS EQUIPMENT - 2.7%
   6,500   QUALCOMM, Inc.                                           449,020
  18,410   Tellabs, Inc.*                                           164,033
                                                                -----------
                                                                    613,053
                                                                -----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2004
--------------------------------------------------------------------------------

     SHARES                                                         VALUE
----------------                                                -----------

           COMMON STOCKS - 98.6% (CONTINUED)
           COMPUTERS AND PERIPHERALS - 3.7%
   6,000   Intergraph Corporation*                              $   158,340
   5,000   International Business Machines Corporation              435,350
   2,870   Lexmark International, Inc.*                             253,995
                                                                -----------
                                                                    847,685
                                                                -----------

           DIVERSIFIED FINANCIALS - 1.8%
   5,000   Bear Stearns Companies (The), Inc.                       417,100
                                                                -----------


           DIVERSIFIED TELECOMMUNICATIONS SERVICES - 0.5%
  10,000   Nokia Corporation - ADR                                  116,200
                                                                -----------


           ELECTRICAL EQUIPMENT - 2.2%
  18,000   Trimble Navigation Ltd.*                                 499,860
                                                                -----------


           ELECTRONIC EQUIPMENT AND INSTRUMENTS - 7.5%
   6,000   Diebold, Inc.                                            276,600
   8,000   Garmin Ltd.                                              300,000
   8,000   Harman International Industries, Inc.                    685,840
  22,000   LoJack Corporation*                                      208,120
  18,000   Symbol Technologies, Inc.                                235,620
                                                                -----------
                                                                  1,706,180
                                                                -----------

           FOOD AND DRUG RETAILING - 1.7%
   4,300   Sysco Corporation                                        148,135
   3,000   Whole Foods Market, Inc.                                 246,960
                                                                -----------
                                                                    395,095
                                                                -----------

           FOOD PRODUCTS - 0.9%
   4,000   Hershey Foods Corporation                                193,760
                                                                -----------


           HEALTH CARE EQUIPMENT AND SUPPLIES - 9.0%
   5,000   Boston Scientific Corporation*                           191,300
   4,500   Henry Schein, Inc.*                                      301,950
  10,000   Medtronic, Inc.                                          496,700
   5,000   Patterson Companies, Inc.*                               367,100
  16,000   STERIS Corporation*                                      328,960
   7,200   Stryker Corporation                                      343,296
                                                                -----------
                                                                  2,029,306
                                                                -----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2004
--------------------------------------------------------------------------------

     SHARES                                                         VALUE
----------------                                                -----------
           COMMON STOCKS - 98.6% (CONTINUED)
           HEALTH CARE PROVIDERS AND SERVICES - 1.2%
     400   Hospira, Inc.*                                       $    10,364
   4,200   UnitedHealth Group, Inc.                                 264,180
                                                                -----------
                                                                    274,544
                                                                -----------

           HOTELS, RESTAURANTS & LEISURE - 0.6%
   8,000   Hilton Hotels Corporation                                142,640
                                                                -----------

           INDUSTRIAL CONGLOMERATES - 1.5%
   4,000   3M Company                                               329,440
                                                                -----------

           INFORMATION TECHNOLOGY CONSULTING AND SERVICES - 2.3%
   8,000   Affiliated Computer Services, Inc. - Class A*            415,200
   3,000   Interland, Inc.*                                          10,020
   4,000   Accenture LTD - Class A*                                  98,520
                                                                -----------
                                                                    523,740
                                                                -----------

           INSURANCE - 0.9%
   3,000   American International Group, Inc.                       211,950
                                                                -----------

           INTERNET SOFTWARE AND SERVICES - 1.2%
   7,300   Cisco Systems, Inc.*                                     152,278
   7,000   VeriSign, Inc.*                                          122,570
                                                                -----------
                                                                    274,848
                                                                -----------

           MACHINERY - 2.6%
   1,300   Caterpillar, Inc.                                         95,537
   2,000   Ingersoll-Rand Company - Class A                         137,380
  15,000   Pall Corporation                                         347,550
                                                                -----------
                                                                    580,467
                                                                -----------

           MARINE - 0.1%
   9,200   Grupo TMM S.A. de C.V. - Class A - ADR*                   18,676
                                                                -----------

           MEDIA - 4.2%
   6,000   Comcast Corporation - Class A*                           164,400
   2,000   Gannett Company, Inc.                                    166,280
   8,000   Meredith Corporation                                     423,040
   4,500   New York Times Company (The) - Class A                   187,200
                                                                -----------
                                                                    940,920
                                                                -----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2004
--------------------------------------------------------------------------------

     SHARES                                                        VALUE
----------------                                                -----------

           COMMON STOCKS - 98.6% (CONTINUED)
           METALS AND MINING - 0.9%
   2,500   Nucor Corporation                                    $   209,125
                                                                -----------

           MULTILINE RETAIL - 0.6%
   5,050   Family Dollar Stores, Inc.                               140,693
                                                                -----------

           OIL & GAS - 0.6%
   3,000   Pogo Producing Company                                   133,140
                                                                -----------

           PERSONAL PRODUCTS - 1.1%
   5,250   Alberto-Culver Company - Class A                         244,755
                                                                -----------

           PHARMACEUTICALS - 8.0%
   4,000   Abbott Laboratories                                      157,400
  10,000   deCODE Genetics, Inc.*                                    68,500
   6,500   Eli Lilly and Company                                    414,180
   2,990   Johnson & Johnson                                        165,257
  10,000   Novartis AG                                              446,600
   6,325   Pfizer, Inc.                                             202,147
  11,980   Teva Pharmaceutical Industries Ltd. - ADR                354,608
                                                                -----------
                                                                  1,808,692
                                                                -----------


           SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 2.9%
  13,000   Intel Corporation                                        316,940
   7,000   Intersil Corporation - Class A                           128,590
   5,620   National Semiconductor Corporation*                       96,383
   5,500   Texas Instruments, Inc.                                  117,315
                                                                -----------
                                                                    659,228
                                                                -----------

           SOFTWARE - 7.3%
   9,000   Adobe Systems, Inc.                                      379,620
  20,050   Citrix Systems, Inc.*                                    353,281
  25,000   Microsoft Corporation                                    711,500
   5,000   SAP AG                                                   200,050
                                                                -----------
                                                                  1,644,451
                                                                -----------

           SPECIALTY RETAIL - 4.6%

  10,000   Bed Bath & Beyond, Inc.*                                 353,900
  11,000   Men's Wearhouse, Inc. (The)*                             291,390
  13,000   PETsMART, Inc.                                           403,130
                                                                -----------
                                                                  1,048,420
                                                                -----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2004
--------------------------------------------------------------------------------

     SHARES                                                        VALUE
----------------                                                -----------

           COMMON STOCKS - 98.6% (CONTINUED)
           TEXTILES AND APPAREL - 1.5%
   3,500   Nike, Inc. - Class B                                 $   254,485
   9,000   Oakley, Inc.                                              97,200
                                                                -----------
                                                                    351,685
                                                                -----------

           TRADING COMPANIES AND DISTRIBUTORS - 1.2%
   5,000   Grainger (W.W.), Inc.                                    264,750
                                                                -----------

           WIRELESS TELECOMMUNICATIONS SERVICES - 0.8%
   8,000   Amdocs Ltd.*                                             173,600
                                                                -----------

           TOTAL COMMON STOCKS (Cost $18,990,912)              $ 22,334,302
                                                                -----------

           MONEY MARKETS - 1.6%
360,095    First American Treasury Obligation Fund - Class S
            (Cost $360,095)                                    $    360,095
                                                                -----------


           TOTAL INVESTMENTS AT VALUE - 100.2%
            (Cost $19,351,007)                                 $ 22,694,397
           LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)           (42,154)
                                                                -----------

           NET ASSETS - 100.0%                                 $ 22,652,243
                                                                ===========


*    Non-income producing security
ADR  - American Depositary Receipt



See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The GKM Growth Fund (the "Fund") is a diversified series of The GKM Funds (the "Trust"), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. On December 14, 2001, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to three individuals affiliated with GKM Advisers, LLC (the "Adviser"), the investment adviser to the Fund. The public offering of shares of the Fund commenced on December 28, 2001. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

     The investment objective of the Fund is long-term capital appreciation.

     SECURITIES VALUATION - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     SHARE VALUATION - The net asset value of the Fund's shares is calculated at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund's total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions for the years ended July 31, 2004 and July 31, 2003.

     ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JULY 31, 2004
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

     FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     The following information is computed on a tax basis for each item as of July 31, 2004:

          Cost of portfolio investments                   $   19,351,007
                                                         ================
          Gross unrealized appreciation                   $    4,104,620
          Gross unrealized depreciation                         (761,230)
                                                         ----------------
          Net unrealized appreciation                     $    3,343,390
                                                         ----------------
          Capital loss carryforwards                            (344,454)
          Post-October losses                                   (116,691)
                                                         ----------------

          Total distributable earnings                    $    2,882,245
                                                         ================


     As of July 31, 2004, the Fund had capital loss carryforwards of $344,454, of which $2,590 expires July 31, 2011 and $341,864 expires July 31, 2012. In addition, the Fund had net realized capital losses of $116,691 during the period November 1, 2003 through July 31, 2004, which are treated for federal income tax purposes as arising during the Fund's tax year ending July 31, 2005. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     For the year ended July 31, 2004, the Fund reclassified net investment losses of $107,951 against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

     During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,948,698 and $1,480,089 respectively.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
JULY 31, 2004
--------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

     A Trustee and certain officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

     Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund's average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

     The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

     The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

4.   CONTINGENCIES AND COMMITMENTS

     The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                              TAIT, WELLER & BAKER
                            CERTIFIED PUBLIC ACCOUNTS




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GKM FUNDS
LOS ANGELES, CALIFORNIA


We have audited the accompanying statement of assets and liabilities of GKM Growth Fund, a series of shares of The GKM Funds, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and the period December 28, 2001 (commencement of operations) to July 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GKM Growth Fund as of July 31, 2004, the results of its operations for the year then ended, the statements of changes in its net assets for each of the two years then ended and its financial highlights for each of the two years then ended and the period December 28, 2001 to July 31, 2002, in conformity with accounting principles generally accepted in the United States of America.






                                                 /s/ TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
AUGUST 27, 2004

             INFORMATION REGARDING TRUSTEES AND OFFICERS (UNAUDITED)

     Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------------------------------------------
              NAME, AGE AND ADDRESS                  POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
Darrin F. DelConte                                               Trustee                    Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1966
--------------------------------------------------------------------------------------------------------------------
    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS        NUMBER OF PORTFOLIOS IN FUND          OTHER DIRECTORSHIPS
                                                     COMPLEX OVERSEEN BY TRUSTEE             HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Darrin F. DelConte is Executive  Vice President of                1                                None
Pacific   Marine   Maintenance   Co.   (a   marine
maintenance   company).   From   October  1998  to
November 1999, he was West Coast Regional  Manager
of Knight Transportation.
--------------------------------------------------------------------------------------------------------------------
        NAME, AGE AND ADDRESS                        POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
Nicholas G. Tonsich                                             Trustee                    Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
--------------------------------------------------------------------------------------------------------------------
    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS        NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
                                                     COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Nicholas  G.  Tonsich  is  a  partner  in  Glaser,                1                              None
Tonsich and Brajevich LLP (a law firm).
--------------------------------------------------------------------------------------------------------------------
        NAME, AGE AND ADDRESS                        POSITION(S) HELD WITH TRUST        LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
Christopher M. Leggio                                           Trustee                    Since June 2002
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1965
--------------------------------------------------------------------------------------------------------------------
    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS        NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
                                                     COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Christopher  M. Leggio is Vice  President  of Mark                1                       Director of Golden
Christopher    Auto    Center    (an    automobile                                        State Business Bank
dealership).
--------------------------------------------------------------------------------------------------------------------

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

--------------------------------------------------------------------------------------------------------------------
     NAME, AGE AND ADDRESS                           POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
Timothy J. Wahl1                                       President and Trustee              Since October 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1965
--------------------------------------------------------------------------------------------------------------------
  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS          NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
                                                     COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Timothy  J.  Wahl  is   President,   Director  and               1                               None
Investment   Committee  Member  of  GKM  Advisers,
LLC.  From  January  2000 to July 2003,  President
and Investment  Committee  Member of GKM Advisors,
Inc.  Prior to January 2000,  sole  proprietor of
Wahl  Financial (an investment advisory firm).
--------------------------------------------------------------------------------------------------------------------
     NAME, AGE AND ADDRESS                           POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
David L. Kahn                                         Chief Compliance Officer            Since September 2004
11150 Santa Monica Blvd., Suite 850                   Secretary                           Since October 2001
Los Angeles, CA  90025
Year of Birth:  1957
--------------------------------------------------------------------------------------------------------------------
                    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                             OTHER DIRECTORSHIPS
                                                                                            HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
David L. Kahn is Operations Manager of GKM Advisers, LLC.  From January 2000 to July 2003,         N/A
Branch Manager with Gerard Klauer Mattison & Co., Inc. (broker-dealer).  From July 1999 to
January 2000, Assistant with Wahl Financial.
--------------------------------------------------------------------------------------------------------------------
     NAME, AGE AND ADDRESS                           POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey                                           Vice President                 Since December 2001
135 Merchant Street, Suite 230
Cincinnati, OH  45246
Year of Birth:  1957
--------------------------------------------------------------------------------------------------------------------
                    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                             OTHER DIRECTORSHIPS
                                                                                             HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey is a Managing  Director of Ultimus Fund Solutions, LLC and
Ultimus Fund Distributors, LLC.                                                                    N/A
--------------------------------------------------------------------------------------------------------------------
     NAME, AGE AND ADDRESS                           POSITION(S) HELD WITH TRUST        LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------------------------------
Mark J. Seger                                                Treasurer                   Since December 2001
135 Merchant Street, Suite 230
Cincinnati, OH  45246
Year of Birth:  1962
--------------------------------------------------------------------------------------------------------------------
                    PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                             OTHER DIRECTORSHIPS
                                                                                            HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Mark J. Seger is a Managing  Director of Ultimus Fund Solutions,  LLC and
Ultimus Fund Distributors, LLC.                                                                    N/A

-------------------------------------------------------------------------------------------- -------------------------
1 Mr. Wahl is an "interested person" of the Trust because he is an officer of the Trust and of the Adviser.

Additional  information about members of the Board of Trustees and the executive officers is available in the
Statement of  Additional  Information  (SAI).  To obtain a free copy of the SAI, please call 1-888-GKM-9518.


                                       19



ABOUT YOUR FUND'S EXPENSES (Unaudited)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the GKM Growth Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

----------------------------------------------------------------------------------------------
                                         Beginning              Ending
                                       Account Value         Account Value      Expenses Paid
                                     January 31, 2004       July 31, 2004      During Period*
----------------------------------------------------------------------------------------------
Based on Actual Fund Return            $  1,000.00            $   971.81           $  6.96
----------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return        $  1,000.00            $ 1,017.85           $  7.07
 (before expenses)
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of (1.41%) for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).














A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518 (1-888-456-9518), or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518 (1-888-456-9518), or on the Securities and Exchange Commission's website at http://www.sec.gov.

THE GKM FUNDS

PART C:  OTHER INFORMATION

ITEM 22.  EXHIBITS

(a)  ARTICLES  OF   INCORPORATION.   Agreement  and   Declaration  of  Trust  is
     incorporated herein by reference to Registrant's initial Registration Statement filed on October 11, 2001.

(b)  BY-LAWS.  Amended and Restated By-laws filed herewith.

(c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. None (other than in the Declaration of Trust and By-laws of the Registrant)

(d)  INVESTMENT ADVISORY CONTRACTS.  Management Agreement with GKM Advisers, LLC
     is  incorporated   herein  by  reference  to  Registrant's   Post-Effective
     Amendment No. 2 filed on November 26, 2004.

(e)  UNDERWRITING CONTRACTS.
     Distribution Agreement with Ultimus Fund Distributors, LLC is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

(f)  BONUS OR PROFIT SHARING CONTRACTS. None

(g) CUSTODIAN AGREEMENTS. Custody Agreement with US Bank, N.A. (formerly Firstar Bank, N.A.) is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

(h)  OTHER MATERIAL CONTRACTS. None

(i)  LEGAL OPINION.
     (i) Opinion of Thompson Hine LLP is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

     (ii) Consent of Thompson Hine LLP is filed herewith.

(j) OTHER OPINIONS. Consent of Independent Public Registered Accounting Firm is filed herewith.


(k)  OMITTED FINANCIAL STATEMENTS. None

(l)  INITIAL   CAPITAL   AGREEMENTS.   Letters  of  Initial   Shareholders   are
     incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on December 21, 2001.

(m)  RULE 12B-1 PLAN. None

(n)  RULE 18F-3 PLAN. None

(o)  RESERVED.


(p)  CODES OF ETHICS.
     (i) Code of Ethics of Registrant is filed herewith.
     (ii) Code of Ethics of GKM Advisers, LLC is filed herewith.
     (iii) Code of Ethics of Ultimus Fund Distributors, LLC is filed herewith.


(q) POWERS OF ATTORNEY of the Registrant and the officers and Trustees of the Registrant, and a Certificate with respect thereto, are incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 27, 2002.

ITEM 23.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 24.  INDEMNIFICATION

     Article  VI  of  the   Registrant's   Declaration  of  Trust  provides  for
indemnification of officers and Trustees as follows:

SECTION 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

SECTION 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     Paragraphs 8 and 9 of the Registrant's Distribution Agreement with Ultimus Fund Distributors, LLC provides for indemnification as follows:

8.   INDEMNIFICATION OF TRUST.

     Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) and reasonable attorneys' fees reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The Distributor will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with Distributor's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

9.   INDEMNIFICATION OF DISTRIBUTOR.

     The Trust agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification. The term "expenses" for purposes of this paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Trust's consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Distributor or each such person may be entitled as a matter of law.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and the Registrant's investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     GKM Advisers, LLC (the "Adviser"), 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025, adviser to Registrant, is a registered investment adviser. The Adviser has engaged in no other business during the past two fiscal years.

     The officers and managing member of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

     Jed M. Cohen (Managing Member of the Adviser)
          o    Investment Committee member of the Adviser since January 2000
          o Senior Managing Director of Gerard Klauer Mattison & Co., Inc. from January 2000 until July 2003
          o    Trustee of the Registrant until July 2003

     Timothy J. Wahl (President of the Adviser)
          o    Investment Committee member of the Adviser since January 2000

     Roberta S. Cohen (Secretary and Treasurer of the Adviser)

     David L. Kahn (Chief Compliance Officer of the Adviser)

          o    Operation Manager of the Adviser since January 2000
          o Branch Manager of Gerard Klauer Mattison & Co., Inc. from January 2000 until July 2003

     The address of each of the above-named persons is 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025.

ITEM 26. PRINCIPAL UNDERWRITERS

     (a) Ultimus Fund Distributors, LLC ("Ultimus") also acts as the principal underwriter for Hussman Investment Trust, Oak Value Trust, Profit Funds Investment Trust, The Shepherd Street Funds, Inc., Williamsburg Investment Trust, TFS Capital Investment Trust, Veracity Funds, and The Arbitrage Funds.

     (b)                               Positions and Offices           Positions and Offices
           Name                             with Ultimus                  with Registrant
           -----                            ------------                  ---------------
           Robert G. Dorsey          President/Managing Director         Vice President
           Mark J. Seger             Treasurer/Managing Director         Treasurer
           John F. Splain            Secretary/Managing Director         Assistant Secretary
           Theresa M. Bridge         Vice President                      Assistant Treasurer
           Wade R. Bridge            Vice President                      Assistant Secretary
           Steven F. Nienhaus        Vice President                      None


     The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (c)  Not applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 11150 Santa Monica Boulevard, Suite 850, Los Angeles, California 90025; and/or by the Registrant's administrator, transfer agent and accounting services agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246; and/or by the Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.


ITEM 28. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

     None

ITEM 29. UNDERTAKINGS

     None

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 24th day of November, 2004.

                                        THE GKM FUNDS

                                        By: /s/ Donald S. Mendelsohn
                                            ------------------------
                                            Donald S. Mendelsohn
                                            Attorney-in-fact

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                        Timothy J. Wahl*
                                        ------------------------------
                                        President and Trustee

                                        Darrin F. DelConte*
                                        ------------------------------
                                        Trustee

                                        Nicholas G. Tonsich*
                                        ------------------------------
                                        Trustee

                                        Christopher Leggio*
                                        ------------------------------
                                        Trustee

                                        Mark J. Seger*
                                        ------------------------------
                                        Treasurer

                                        *By: /s/ Donald S. Mendelsohn
                                             ------------------------
                                             Donald S. Mendelsohn
                                             Attorney-in-fact

                                        November 24, 2004

                                  EXHIBIT INDEX
                                  -------------

1.   Amended and Restated By-laws....................................EX-99.22.b
2.   Consent of Thompson Hine LLP.................................EX-99.22.i.ii
3.   Consent of Independent Registered Public Accounting Firm........EX-99.22.j
4.   Code of Ethics of Registrant..................................EX-99.22.p.i
5.   Code of Ethics of GKM Advisers, LLC..........................EX-99.22.p.ii
6.   Code of Ethics of Ultimus Fund Distributors, LLC............EX-99.22.p.iii





--------------------------------------------------------------------------------
THOMPSON HINE LLP          312 Walnut Street               www.ThompsonHine.com
ATTORNEYS AT LAW           14th Floor                      Phone  513.352.6700
                           Cincinnati, Ohio 45202-4089     Fax 513.241.4771